UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

April 28, 2015

THE PEP BOYS – MANNY, MOE & JACK

(Exact Name of Registrant as Specified in Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-3381	23-0962915
(Commission File Number)	(IRS Employer Identification No.)

3111 W. Allegheny Ave.

Philadelphia, PA 19132

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:

(215) 430-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On April 28, 2015, the Board of Directors (the “Board”) of The Pep Boys — Manny, Moe & Jack, a Pennsylvania corporation (“Pep Boys” or the “Company”), determined that the Company’s 2015 annual meeting of shareholders (the “2015 Annual Meeting”) will be held on Friday, July 10, 2015, at a time and location still to be determined.  The Board also determined that the record date for the determination of shareholders entitled to receive notice of, and to vote at, the 2015 Annual Meeting shall be the close of business on Wednesday, May 27, 2015.

Important Additional Information and Where to Find It

Pep Boys, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from Pep Boys’ shareholders in connection with the 2015 Annual Meeting. Pep Boys plans to file a proxy statement and accompanying WHITE proxy card with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for the 2015 Annual Meeting (the “2015 Proxy Statement”).

SHAREHOLDERS ARE URGED TO READ THE 2015 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE WHITE PROXY CARD AND ANY OTHER RELEVANT DOCUMENTS THAT PEP BOYS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2015 Proxy Statement and other materials to be filed with the SEC in connection with the 2015 Annual Meeting. Such information can also be found in Pep Boys’ Annual Report on Form 10-K for the fiscal year ended January 31, 2015, filed with the SEC on April 16, 2015 and in Pep Boys’ definitive proxy statement for the 2014 Annual Meeting of Shareholders, filed with the SEC on April 25, 2014. To the extent holdings of Pep Boys’ securities have changed since the amounts shown in the definitive proxy statement for the 2014 Annual Meeting of Shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Shareholders will be able to obtain, free of charge, copies of the 2015 Proxy Statement, the accompanying WHITE proxy card, and any other documents filed by Pep Boys with the SEC in connection with the 2015 Annual Meeting at the SEC’s website (www.sec.gov), at Pep Boys’ website (www.pepboys.com) or by writing to the Company’s Corporate Secretary at The Pep Boys—Manny, Moe & Jack, 3111 West Allegheny Avenue, Philadelphia, PA 19132, or by calling Pep Boys’ Corporate Secretary at (215) 430-9169.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Pep Boys – Manny, Moe & Jack

Date: April 30, 2015	By:	/s/ Brian D. Zuckerman
Brian D. Zuckerman
Senior Vice President - General Counsel & Secretary